Exhibit 19 under Form N1-A
                                           Exhibit 24 under Item 601/Reg. S-K

                                                 POWER OF ATTORNEY


         Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST and the Deputy General Counsel of Federated Services Company, and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                                           TITLE                                                     DATE


/s/John F. Donahue                                   Chairman and Trustee                               May 1, 1997
-------------------------------------------------
John F. Donahue                                        (Chief Executive Officer)



/s/J. Christopher Donahue                            President                                          May 1, 1997
J. Christopher Donahue



/s/John W. McGonigle                                 Treasurer, Executive                               May 1, 1997
-------------------------------------------------
John W. McGonigle                                    Vice President and
                         Secretary (Principal
                                                     Financial and Accounting
                                                     Officer)



/s/Thomas G. Bigley                                  Trustee                                            May 1, 1997
Thomas G. Bigley



/s/John T. Conroy, Jr.                               Trustee                                            May 1, 1997
-------------------------------------------------
John T. Conroy, Jr.





SIGNATURES                                           TITLE                                                     DATE



/s/Edward C. Gonzales                                Trustee                                            May 1, 1997
Edward C. Gonzales



/s/William J. Copeland                               Trustee                                            May 1, 1997
William J. Copeland



/s/James E. Dowd                                     Trustee                                            May 1, 1997
James E. Dowd



/s/Lawrence D. Ellis, M.D.                           Trustee                                            May 1, 1997
-------------------------------------------------
Lawrence D. Ellis, M.D.



/s/Edward L. Flaherty, Jr.                           Trustee                                            May 1, 1997
-------------------------------------------------
Edward L. Flaherty, Jr.



/s/Peter E. Madden                                   Trustee                                            May 1, 1997
Peter E. Madden



/s/Gregor F. Meyer                                   Trustee                                            May 1, 1997
Gregor F. Meyer



/s/John E. Murray, Jr.                               Trustee                                            May 1, 1997
-------------------------------------------------
John E. Murray, Jr.



/s/Wesley W. Posvar                                  Trustee                                            May 1, 1997
Wesley W. Posvar



/s/Marjorie P. Smuts                                 Trustee                                            May 1, 1997
Marjorie P. Smuts


Sworn to and subscribed before me this 1st day of May, 1997



/s/Marie M. Hamm
Notarial Seal
Marie M. Hamm, Notary Public
Plum Boro, Allegheny County
My Commission Expires Oct. 9, 2000
Member, Pennsylvania Association of Notaries